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                                                                 EXHIBIT 10.9(b)

        FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED PRESCRIPTION
                         BENEFIT MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED PRESCRIPTION BENEFIT MANAGEMENT AGREEMENT is made by and between PROVANTAGE BENEFIT PRESCRIPTION MANAGEMENT SERVICES, INC., a Minnesota corporation, with its principal place of business at 700 Pilgrim Way, Green Bay, Wisconsin 54313, hereinafter referred to as "PROVANTAGE" and AMERICAN MEDICAL SECURITY, INC., a Delaware corporation with its principal place of business at 3100 AMS Boulevard, Green Bay, Wisconsin 54313, hereinafter referred to as "AMS".

Whereas, PROVANTAGE and AMS have entered into a First Amended and Restated Prescription Benefit Management Agreement dated as of March 14, 1996 ("PBM Agreement"); and

Whereas, PROVANTAGE and AMS have agreed to amend the PBM Agreement as set forth herein; and

Whereas, pursuant to certain Addendum and Assumption Agreements various Health Plans have agreed to participate in the PBM Agreement including all amendments.

Now Therefore, the parties agree to modify the PBM Agreement as follows:

1. Exhibit B, AMS Data Sheet, Part 3, Paragraph 1, Pricing Guidelines. Effective May 15, 1997, the mail service reimbursement rates for BRANDED PRODUCTS shall be deleted and replaced with the following.

     BRANDED PRODUCTS. [Intentionally omitted.]

2. Exhibit B, AMS Data Sheet, Part 4, Paragraph 4, Retail Pharmacy Reimbursement. Effective March 1, 1997, the retail pharmacy reimbursement rates for GENERIC PRODUCTS shall be deleted and replaced with the following:

     GENERIC PRODUCTS: [Intentionally omitted.]
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3.   Exhibit B, AMS Data Sheet, Part 5B. Effective December 1, 1997, the claims processing charge for non-pharmacy (user) claims received and processed shall be deleted and replaced with the following:

                           [Intentionally omitted.]

4. Effectiveness of PBM Agreement. Except as set forth in this First Amendment to the First Amended and Restated Prescription Benefit Management Agreement, all of the provisions of the PBM shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this First Amendment to the First Amended and Restated Prescription Benefit Management Agreement is signed and sealed by the parties as set forth below, effective as set forth herein.

AMERICAN MEDICAL SECURITY, INC.

    /s/ Mark R. Xxxxxxxxx
By: _________________________           Date: _____________________
         Vice President
Title: ______________________


PROVANTAGE PRESCRIPTION BENEFIT MANAGEMENT SERVICES, INC.

By: _________________________           Date: _____________________
Title: ______________________
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                               ****************

The following entities are executing this First Amendment to the First Amended and Restated Prescription Benefit Management Agreement to acknowledge their agreement with all of the terms and conditions set forth herein. The following signatures may be attached to this Agreement in two or more counterparts, each of which will be deemed an original. The failure of any one or more of the following entities to execute this Agreement shall not in any way affect the enforceability or validity of this First Amendment to the First Amended and Restated Prescription Benefit Management Agreement between AMS and PROVANTAGE, or the effectiveness of the signature by any of the remaining entities.

UNITY HMO OF ILLINOIS, INC.

    /s/ Mark R. Xxxxxxxxx
By: _____________________             Date: ___________________
Title: __________________


AMERICAN MEDICAL SECURITY HEALTH PLAN, INC., d/b/a American Medical HealthCare, a Florida Corporation

    /s/ Timothy L. Day
By: _____________________             Date: ___________________
Title: __________________